Exhibit 32 to Form 10-QSB

Certification of Chief Executive Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Jack Wehmiller does hereby certify that the Quarterly Report of Cornerstone Ministries Investments, Inc. on Form 10-QSB for the three months ended March 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: May 11, 2007

/s/ Jack Wehmiller, Chairman, President and Chief Executive Officer

Certification of Chief Financial Officer

Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

Jack Wehmiller, does hereby certify that the Quarterly Report of Cornerstone Ministries Investments, Inc. on Form 10-QSB for the three months ended March 31, 2007 (the "Report") fully complies with the requirements of Section 13(a) or 15(d), as applicable, of the Securities Exchange Act of 1934 and the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  May 11, 2007

/s/ Jack Wehmiller, acting Chief Financial Officer